UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:   (Date of earliest event reported):  April 6, 1999


                          Unilab Corporation ("Unilab")
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       33-77286                               95-4415490
(Commission File Number)          (I.R.S. Employer Identification Number)


 18448 Oxnard Street, Tarzana, California                 91356
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (818) 996-7300


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(Former name or former address, if changed since last report)


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Item 5.     Other Events

                  On April 5, Unilab executed a definitive agreement to acquire substantially all of the assets of Physicians Clinical Laboratory, d/b/a Bio-Cypher Laboratory as described in the attached press release.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibit

                  99.1     Press Release, dated April 6, 1999.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act 1934, Unilab Corporation has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   April 6, 1999                 UNILAB CORPORATION



                                       By:      /s/   Mark L. Bibi
                                       Name:    Mark L. Bibi
                                       Title:   Executive Vice President,
                                                Secretary and General Counsel